Accrued expenses and other current liabilities (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accrued expenses and other current liabilities
Employee benefit obligation	¥ 164,291	¥ 162,915
Share-based compensation liability	57,495	73,043
Other taxes payables	9,853	17,819
Deposits from suppliers	68,176	67,098
Other payables due to non-controlling interest shareholders		2,474
Other current liabilities	65,518	124,876
Total	¥ 365,333	¥ 448,225